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EXHIBIT 99.2

Slide Package

Slide 1 - Title

First Charter Corporation
Third Quarter Conference Call
October 30, 2002

Slide 2 - Forward-looking Statement

This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company.

These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected;
(5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources;
(7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; and (9) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.firstcharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.


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Slide 3 - Outline

-Third Quarter 2002 Results
-Earnings Guidance
-Fourth Quarter 2002
-Questions and Answers

Slide 4 - Third Quarter Results

[Graph of Diluted Earnings per Share]

Diluted Earnings per Share

         3rd Quarter
2002       $0.33
2001       $0.30

Slide 5 - Year to Date Results

[Graph of Diluted Earnings per Share]

Diluted Earnings per Share

         Year to Date
2002       $0.93
2001       $0.86

Slide 6 - Loan Portfolio

[Graph of Loan Portfolio]

(in millions)              3Q2001     4Q2001     1Q2001     2Q2002     3Q2002
Commercial                  1,137      1,099      1,115      1,131      1,168
Real estate                   511        501        537        575        625
Home equity                   213        228        241        270        296
Installment                   126        127        137        150        153
Total Loans                 1,987      1,955      2,030      2,126      2,142

Slide 7 - Loan Portfolio

[Graph of Loan Portfolio percentage mix]

(in millions)              3Q2001     4Q2001     1Q2001     2Q2002     3Q2002
Commercial                    57%        56%        55%         53%       52%
Real estate                   26%        26%        26%         27%       28%
Home equity                   11%        12%        12%         13%       13%
Installment                    6%         6%         7%          7%        7%


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Slide 8 - Fixed Income Investments

[Graph of Fixed Income Investments]

(in millions)              3Q2001     4Q2001     1Q2002      2Q2002     3Q2002
Municipal                      89         88         86          83         84
Mortgage-backed               791        656        662         633        631
Agency                        207        288        277         307        406
Treasury                        0          0         39          40         41


Slide 9 - Deposits

[Graph of Deposits]

(in millions)              3Q2001     4Q2001    1Q2002     2Q2002    3Q2002
Time                        1,257      1,221     1,270      1,296     1,305
Interest checking
  And Savings                 370        378       383        390       407
Money Market                  275        287       299        295       299
Noninterest bearing           262        277       258        282       303

Slide 10 - Asset Quality

[Graph of OREO and Nonaccrual loans]

(in thousands)             3Q2001     4Q2001     1Q2002     2Q2002     3Q2002
Other real estate           3,067      8,049      7,208      8,367      9,675
Nonaccrual loans           26,502     23,824     27,558     30,656     24,418

Slide 11 - Asset Quality

[Graph of NAL to Total Loans and NPA to Total Assets]

                            3Q2001    4Q2001    1Q2002    2Q2002    3Q2002
NAL to Total Loans           1.33%     1.22%     1.36%     1.44%     1.09%
NPA to Total Assets          0.88%     0.96%     1.02%     1.12%     0.92%

Slide 12 - Quarterly Loan Growth

[Graph of quarterly loan growth by type]

(in millions)              3Q2001      4Q2001     1Q2002     2Q2002     3Q2002
Commercial                     48         (38)        16         16         37
Real estate                   (61)        (10)        36         38         50
Home equity                    12          15         13         29         26
Installment                    18           1         10         13          3


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Slide 13 - Provision/Net Charge-offs

[Graph of Provision and Net Charge-offs]

(in thousands)                3Q2001     4Q2001     1Q2002     2Q2002    3Q2002
Provision                      1,325      1,200      2,105      2,240     1,750
Net Charge-offs                1,153      3,578      1,372      1,603     1,230

Slide 14 - Allowance for Loan Losses

[Graph of Allowance Ratio and Quarterly Annualized Net Charge-offs]

                                3Q2001    4Q2001    1Q2002    2Q2002    3Q2002
Allowance Ratio                  1.42%     1.32%     1.31%     1.28%     1.22%
Annualized Net Charge-offs       0.23%     0.72%     0.28%     0.31%     0.22%

Slide 15 - Net Interest Margin

[Graph of Net Interest Margin]

                                   3Q2001     4Q2001     1Q2002     2Q2002     3Q2002
Prime Rate                          6.00%      4.75%      4.75%      4.75%      4.75%
Yield on Interest
         Earning Assets             7.41%      6.83%      6.46%      6.21%      6.03%
Cost of Interest
         Bearing Liabilities        4.30%      3.71%      3.16%      2.92%      2.83%
Net Interest Margin                 3.68%      3.62%      3.64%      3.61%      3.54%

Slide 16 - Net Interest Income

[Graph of Net Interest Income]


(in thousands)
                                3Q2001     4Q2001    1Q2002     2Q2002      3Q2002
Net Interest Income             26,823     26,814    27,550     28,608      28,965

Slide 17 - Noninterest Income

[Graph of Noninterest Income]

(in thousands)
                                3Q2001     4Q2001    1Q2002     2Q2002      3Q2002
Net Noninterest Income          10,356     11,183    10,928     11,694       8,730

Slide 18 - Noninterest Expense

[Graph of Noninterest Expense]

         (in thousands)
                                3Q2001     4Q2001     1Q2002     2Q2002     3Q2002
Net Noninterest Expense         21,892     24,766     24,556     24,322     21,979


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Slide 19 - Conference Call Outline

-Third Quarter 2002 Results
-Earnings Guidance
-Fourth Quarter 2002
-Questions and Answers

Slide 20 - Loan Growth Projection

[Graph of Gross Loan Growth]

                                                                 Projected
(in millions)     3Q2001   4Q2001   1Q2002   2Q2002    3Q2002      4Q2002
Gross Loans        1,987    1,955    2,030    2,126     2,242       2,292

Slide 21 - Deposit Growth Projection

[Graph of Deposit Composition Growth]

                                                                  Projected
(in millions)     3Q2001    4Q2001    1Q2002    2Q2002    3Q2002    4Q2002
Time                 58%       57%       57%       58%       56%       56%
Interest check
 And Savings         17%       17%       17%       17%       18%       17%
Money
 Market              13%       13%       14%       13%       13%       13%
Noninterest-
 Bearing             12%       13%       12%       12%       13%       14%

Slide 22 - Net Interest Margin Forecast

4th Quarter and Full Year 2002

Range
3.50% to 3.55%

Slide 23 - Asset Quality

-Fourth Quarter 2002 Nonaccrual Loans and OREO
-Flat to slightly higher

Slide 24 - Noninterest Income Forecast

-Fourth Quarter to equal average of first three quarter of 2002
-Fourth Quarter forecast excludes
-Gain on sale of property
-Write down on equity method investments
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Slide 25 - Noninterest Expense Forecast

- Fourth Quarter to equal average of first three quarter of 2002

Slide 26 - Effect of SFAS 147

2002 Quarter     Diluted EPS as reported     Diluted EPS Restated       Change
First            0.28                        0.28                         -
Second           0.32                        0.33                        0.01
Third            0.33                        0.34                        0.01
Total            0.93                        0.95                        0.02

Slide 27 - Earnings per Share Forecast

           EPS
4Q 2002    $0.35    to    $0.37
YE2002     $1.30    to    $1.32

Slide 28 - Fiscal Year 2003

-Currently Finalizing our Goals for 2003
-Earnings Guidance for 2003
-Will be provided in January 2003

Slide 29 - Conference Call Outline

-Third Quarter 2002 Results
-Earnings Guidance
-Fourth Quarter 2002
-Questions and Answers

Slide 30 - Picture and Logo

"Expect More From Us" is a promise to our clients and to the communities we serve that we will help them achieve their dreams.